Exhibit 10.2

FIRST AMENDMENT TO

SUPPORT AGREEMENT

This First Amendment (this “Amendment”) to the Support Agreement is dated as of March [ ], 2025, and is entered into by and between Fluent, Inc., a Delaware corporation (the “Company”), and the stockholder listed on the signature page hereto under the heading “Stockholder” (“Stockholder”). All capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Support Agreement (as defined herein).

WHEREAS, on November 29, 2024, the Company and certain Insider Buyers entered into Securities Purchase Agreements pursuant to which the Company sold to the Insider Buyers Unregistered Pre-Funded Warrants to purchase an aggregate of 1,187,802 shares of the Company’s Common Stock in a private placement pursuant to Section 4(a)(2) of the Securities Act.

WHEREAS, on November 29, 2024, the Company and certain Non-Insider Buyers entered into Securities Purchase Agreements pursuant to which the Company sold to the Non-Insider Buyers an aggregate of 2,483,586 shares of the Company’s Common Stock pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-281805) filed with the Securities and Exchange Commission on August 28, 2024 and declared effective on September 9, 2024 together with an accompanying prospectus supplement filed with the Securities and Exchange Commission on December 2, 2024.

WHEREAS, as a condition to the Company’s willingness to enter into the Purchase Agreements and to consummate the Transactions contemplated thereby, the Company and the Buyers entered into Support Agreements dated as of November 29, 2024 (collectively, the “Support Agreements” and individually, a “Support Agreement”) pursuant to which the Stockholder agreed to (a) vote all of the Covered Securities that the Stockholder or his or its controlled affiliates are entitled to vote thereon in favor of, or consent on behalf of itself and all of its controlled affiliates to, all of the corporate actions subject to Stockholder Approval; and (b) vote all of the Covered Securities that the Stockholder or its controlled affiliates are entitled to vote thereon against, or decline (on behalf of itself and all of its controlled affiliates) to consent to, any proposal or any other corporate action or agreement that would result in a breach by the Company of the Private Purchase Agreements or impede, delay or otherwise adversely affect the consummation of the transactions contemplated by the Private Purchase Agreements or any similar agreements entered into by the Company and the Buyers in connection with the consummation of the transactions contemplated by the Private Purchase Agreements.

WHEREAS, the Company intends to conduct an offering of its securities and in connection with such offering the Company and the Stockholder desire to amend the Support Agreement in accordance with the terms set forth below.

NOW THEREFORE, in consideration of the above, and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.    The term “Private Purchase Agreements” that appears in the first WHEREAS clause of the Support Agreement shall be amended and restated its entirety such that “Private Purchase Agreements” shall mean those certain Securities Purchase Agreements by and between the Company and certain Insider Buyers dated as of November 29, 2024 and those certain Securities Purchase Agreements by and between the Company and certain Insider Buyers dated as of March [ ], 2025.

2.          The term “Unregistered Pre-Funded Warrants” that appears in the first WHEREAS clause of the Support Agreement shall be amended and restated its entirety such that “Unregistered Pre-Funded Warrants” shall mean the pre-funded warrants to purchase shares of the Common Stock pursuant to the Private Purchase Agreements.

3.         The term “Stockholder Approval” that is set forth in Section 1.01 of the Support Agreement shall be amended and restated its entirety such that “Stockholder Approval” shall mean such approval as may be required by the applicable rules and regulations of the Trading Market (as defined herein) from the Company’s stockholders with respect to the transactions contemplated by the Transaction Documents (as defined in the Private Purchase Agreements) including the issuance of the Unregistered Pre-Funded Warrants and shares of Common Stock issuable upon exercise thereof.

4.         The term “Trading Market” that is set forth in Section 1.01 of the Support Agreement shall be amended and restated its entirety such that “Trading Market” shall mean any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, the OTCQB or the OTCQX (or any successors to any of the foregoing).

5.         Except as modified herein, the terms of the Support Agreement shall remain in full force and effect.

6.         This Amendment shall inure to the benefit of and be binding upon each of the parties and each of their respective permitted successors and permitted assigns.

7.         This Amendment may be executed in counterparts, each of which is deemed an original, but all of which constitutes one and the same agreement. Delivery of an executed counterpart of this Amendment electronically or by facsimile shall be effective as delivery of an original executed counterpart of this Amendment.

8.         This Amendment constitutes the sole and entire agreement of the parties with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings, agreements, representations and warranties, both written and oral, with respect to such subject matter.

9.          All questions concerning the construction, validity, enforcement and interpretation of this Amendment shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by this Amendment (whether brought against a party hereto or its respective affiliates, directors, officers, stockholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address set forth on the signature pages to the Support Agreement (and service so made shall be deemed complete three (3) days after the same has been posted) and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. IN ANY ACTION OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

[Signature page follows]

IN WITNESS WHEREOF, the Stockholder and the Company have duly executed this Amendment as of the date first written above.

COMPANY: FLUENT, INC. By: __________________________ Name: Donald Patrick Title: Chief Executive Officer

STOCKHOLDER: [INSERT NAME FOR INDIVIDUALS] ______________________________________ [INSERT NAME FOR ENTITY] By: ___________________________________ Name: Title:

[Stockholder’s Signature Page to First Amendment to Fluent Support Agreement]